united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Ultimus Fund Solutions, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/24

Item 1. Reports to Stockholders. [Insert annual report.]

Hodges Fund

Retail Class (Symbol: HDPMX)

Small Cap Fund

Retail Class (Symbol: HDPSX)

Institutional Class (Symbol: HDSIX)

Small Intrinsic Value Fund

Retail Class (Symbol: HDSVX)

Blue Chip Equity Income Fund

Retail Class (Symbol: HDPBX)

Annual Report | March 31, 2024

Advised by:
Hodges Capital Management
2905 Maple Avenue
Dallas, Texas 75201

https://www.hodgesfunds.com/	1-866-811-0224

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Shareholder Letter	1

Portfolio Review	8

Schedules of Investments	12

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	47

Expense Examples	48

Approval of Investment Advisory Agreement	49

Supplemental Information	53

Additional Information	55

Privacy Notice	56

Hodges Funds Annual Shareholder Letter
April 15, 2024

It may be hard to believe, but the past twelve months ending March 31, 2024, resulted in a stellar rally for U.S. stocks, with the broader market beginning to show strength outside of technology stocks. The S&P 500 Index posted a gain of 29.88% over the past year. Furthermore, the number of stocks trading above their 200 -day moving average on March 31, 2024, was the highest level in three years at 85%. Investor sentiment improved in recent months despite mixed signals surrounding the likelihood and timing of central bank interest rate cuts in 2024. Although trailing the S&P 500, small-caps, as measured by the Russell 2000, increased by 19.71% for the twelve months ending March 31. With the Hodges Mutual Funds fiscal year ending March 31, three of our four fund strategies beat their respective benchmarks over the past year. Positive relative performance in these fund strategies was primarily attributed to our steadfast focus on companies with sound business fundamentals and reasonable valuations.

Over the past several months, we have seen a healthy broadening of capital flows into sectors outside of mega-cap technology. This favored stocks with improving balance sheets, whose underlying assets can produce stable cash flow and earnings in a normalizing credit environment. As a result, the energy, industrial, financial, and materials sectors within the S&P 500 outperformed technology for a change. According to the most recent data published by FactSet, the S&P 500 traded at approximately 20.5X its forward earnings estimate at the end of March compared to 19.3X at the start of the year and its 5-year average of 19.1X. The inverse of the current S&P 500 PE multiple is an earnings yield of 4.88%, which was still above the 10-year treasury yield of 4.20% at the end of the recent quarter. It is worth acknowledging that PE multiples remain highly bifurcated between growth and value stocks.

For the balance of 2024, our investment team is laser-focused on the fundamentals of individual stock selection and the prospects for earnings power in the months ahead. While many economic pundits have predicted a U.S. recession for the past couple of years, a decline in real GDP for two consecutive quarters has not materialized. However, we have observed that specific sectors, such as financials, energy, and industrials, have already experienced an earnings recession or at least a significant contraction in profit margins over the past 18 months. Moreover, we now see the early signs of an earnings recovery for many economically sensitive stocks, especially within small caps, in the second half of 2024. Moreover, inflation appears to be moderating compared to this time a year ago, albeit slower than some predicted. Given the prospects for a more normalizing environment for inflation, we would not be surprised to see new leadership emerge within the domestic market or at least a broader number of stocks participating in any upside from earnings growth and PE multiple expansion.

Furthermore, we believe this is an ideal time to focus on quality stocks at a fair price rather than growth at any price, which is not always measured by market capitalization or reflected in market sentiment. We define quality as those well-managed companies with structural competitive advantages resulting from a differentiated niche, proprietary technology, or unique barrier to entry. Other factors include conservative balance sheets, low-cost operations, and ample liquidity to weather a downturn and, in many cases, take market share from weak competitors.

Our recent discussions with public company management teams over the past few months suggest that supply chains are stable for most industries, input costs have moderated, and demand remains healthy. Although the U.S. economy remains near full employment, consumer spending appears more erratic this year as low savings rates and higher credit card balances curtail discretionary consumption of some goods and services. The housing market is holding up better than feared in many regions due to a lack of existing homes for sale. Many small industrial companies that we have spoken with appear positioned to benefit from onshoring and nearshoring of supply chains and increased infrastructure-related spending. In this environment, active portfolio management becomes essential to navigate quickly changing business conditions across many sectors and position portfolios to potentially benefit from shifting economic trends and structural changes across different industries.

In summary, we are spending little time trying to predict short-term fluctuations in interest rates, foreign currencies, or commodity prices. Instead, we are paying close attention to prevailing trends and, more importantly, the earning power our portfolio companies exhibit within their unique businesses. As a result, the investment team at Hodges Capital is rigorously looking for undervalued companies that we believe are well-run and control their destiny by relying on ingenuity and well-calculated business decisions rather than day-to-day momentum in the stock market. Although many uncertainties exist surrounding the global economy, geopolitical tensions, inflation, and the upcoming elections, we are overweighting our portfolios with growth and value stocks that we expect to create long-term shareholder value in today’s environment. In these uncertain times, we want to reassure Hodges Funds investors that our fundamental investment approach remains steadfast. Moreover, we view the current landscape as an opportune moment for our portfolio managers to meticulously handpick individual stocks that we believe will yield lasting value for our shareholders. Your trust in us means everything, and we are dedicated to upholding our investment discipline.

Returns (Retail Class) as of 03/31/2024:

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
Hodges Fund
(HDPMX) 10/09/1992	33.52%	6.29%	12.78%	8.12%	9.87%
S&P 500® Index	29.88%	11.49%	15.05%	12.96%	10.64%
Hodges Small Cap Fund (HDPSX) 12/18/2007	21.80%	5.49%	12.16%	7.64%	9.72%
Russell 2000® Return Index	19.71%	-0.10%	8.10%	7.58%	8.05%
Small Intrinsic Value Fund (HDSVX) 12/26/2013	19.97%	8.30%	14.63%	9.19%	9.34%
Russell 2000® Value Return Index	18.75%	2.22%	8.17%	6.87%	6.89%
Russell 2000® Index	19.71%	-0.10%	8.10%	7.58%	7.51%
Blue Chip Equity Income Fund (HDPBX) 09/10/2009	27.32%	12.48%	14.75%	11.18%	12.02%
Russell 1000® Total Return Index	29.87%	10.45%	14.76%	12.68%	13.86%

Average Annualized

	HDPSX	HDPMX	HDSVX	HDPBX
Gross Expense Ratio	1.40%	1.35%	1.87%	1.58%
Net Expense Ratio	1.40%*	1.18%*	1.29%*	1.30%*

*      The Advisor has contractually agreed to reduce its fees at least until September 30, 2025. This figure excludes Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses. The Advisor is permitted, with Board approval, to be reimbursed for fee reduction and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. Please see prospectus for details.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-811-0224. The Funds impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Performance reflected is net of all other fees and expenses.

Hodges Fund (HDPMX)

The Fund’s one-year performance amounted to a 33.52% gain as of March 31, 2024, compared to a 29.88% gain for the S&P 500 Index during the same period. Although the portfolio has been underweighted among the seven largest momentum stocks in the S&P 500, positive performance over the past twelve months has been attributed to stock selection in a broad range of industrial, energy, consumer discretionary, and technology stocks. The Hodges Fund’s turnover returned to normal as we have carefully updated the portfolio holdings into stocks that we believe offer above-average returns relative to their downside risks over the next twelve to eighteen months.

The Hodges Fund’s portfolio managers remain focused on investments where we have the highest conviction based on fundamentals and relative valuations. The number of positions held in the Fund was 38 on March 31, 2024. The top ten holdings represented 46.82% of the Fund’s holdings. They included Matador Resources Co (MTDR), Uber Technologies (UBER), Encore Wire Corp (WIRE), DraftKings Inc (DKNG), Freeport McMoran Inc (FCX), Texas Pacific Land Corp (TPL), Cleveland-Cliffs Inc (CLF), Airbnb (ABNB), On Holding (ONON), and DoubleVerify Holdings Inc (DV).

Hodges Fund vs S&P 500 Index

As of 03/31/2024

Inception: 10/09/1992 Annualized

Hodges Small Cap Fund (HDPSX)

The Small Cap Fund’s one-year performance as of March 31, 2024, amounted to a gain of 21.80% compared to 19.71% for the Russell 2000 Index during the same period. The Fund’s active return above the benchmark in the most recent quarter was more than 99% attributed to stock selection and less than 1% the result of sector allocation. The leading contributors to performance in the recent quarter included Eagle Materials Inc (EXP), SM Energy (SM), Taylor Morrison Home Corp (TMHC), and Encore Wire (WIRE). Although small-cap stocks underperformed large-cap stocks during the recent quarter, we still consider the current risk/reward for holding quality small-cap stocks attractive. While small-cap stocks tend to experience greater volatility during market turmoil, we expect this segment to generate above-average relative risk-adjusted returns over the long term.

The Hodges Small Cap Fund remains well diversified across industrials, transportation, healthcare, technology, and consumer-related names, which we expect to contribute to the Fund’s long-term performance. The Fund recently took profits in several stocks that appeared overvalued relative to their underlying fundamentals and established new positions with an attractive risk/reward profile. The Fund had a total of 51 positions on March 31, 2024. The top ten holdings amounted to 36.84% of the Fund’s holdings and included Matador Resources (MTDR), Encore Wire Corp (WIRE), Eagle Materials Inc (EXP), Cleveland-Cliffs Inc (CLF), Shoe Carnival Inc (SCVL), Taylor Morrison Home Corp (TMHC), Texas Pacific Land Corp (TPL), On Holding (ONON), Permian Resources (PR), and Topgolf Callaway Brands (MODG).

Hodges Small Cap Fund vs Russell 2000 Return Index

As of 03/31/2024

Hodges Small Intrinsic Value Fund (HDSVX)

The Fund’s one-year return for the fiscal year ending March 31, 2024, amounted to a 19.97% increase compared to 18.75% for the Russell 2000 Value Index. Recent outperformance relative to the benchmark was again entirely attributed to stock selection. Although a broad number of holdings contributed to the strategy’s relative performance, we believe it is also worth noting that the top three stocks that contributed to performance in the first quarter were also the top three stocks in terms of weighting to the portfolio. The number of positions held in the Fund amounted to 50 holdings. On March 31, 2024, the top holdings represented 35.83% of the Fund’s holdings. They included Eagle Materials Inc (EXP), Shoe Carnival Inc (SCVL), SunOpta (STKL), Triumph Financial (TFIN), Ethan Allen Interiors Inc (ETD), Aviat Networks (AVNW), Cleveland-Cliffs Inc (CLF), Banc of California (BANC), and Taylor Morrison Home Corp (TMHC).

Hodges Small Intrinsic Value Fund vs

Russell 2000 Value Return Index & Russell 2000 Index

As of 03/31/2024

Inception: 12/26/2013 Annualized

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund experienced a one-year return of 27.32% compared to 29.87% for the Russell 1000 Total Return Index. Over the past twelve months, negative relative performance was attributed to underperformance among a handful of energy, consumer, and technology stocks. We believe the current investment landscape offers ample opportunities among high-quality, dividend-paying stocks with solid upside potential. We expect underleveraged balance sheets and corporate profits across most blue-chip stocks to support stable dividends over the next several years. The Blue Chip Equity Income Fund remains well-diversified in companies that we believe can generate above-average income and total returns on a risk-adjusted basis. The number of positions held in the Fund on March 31, 2024 was 28. The top ten holdings at the end of the quarter represented 46.42% of the Fund’s holdings and included Microsoft Corp (MSFT), Nvidia (NVDA), Apple Inc (AAPL), Goldman Sachs Group Inc (GS), Costco Wholesale (COST), JP Morgan (JPM), Exxon Mobil (XOM), Deere & Co (DE), Taiwan Semiconductor (TSM), and Walmart Inc (WMT).

Hodges Blue Chip Equity Income Fund vs

Russell 1000 Total Return Index

As of 03/31/2024

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds. By offering four distinct mutual fund strategies covering most segments of the domestic equity market, we can serve most financial advisors and individual investors’ diverse needs. Moreover, our entire investment team is highly committed to rigorously studying companies, meeting with management teams, and observing trends to navigate today’s ever-changing financial markets. Feel free to contact us directly if we can address any specific questions.

The above discussion is based on the opinions of Eric Marshall, CFA, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. The Hodges Funds ’ portfolio composition and company ownership are subject to daily change.

The Fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting hodgescapital.com/mutual-funds. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility, political, economic, and currency risks, and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise.

This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Non-diversified funds are more exposed to individual stock volatility than a diversified fund. Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. The Russell 1000 Total Return Index is a subset of the Russell 3000 Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2500 Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed companies, representing about 98% of the total capitalization of the entire U.S. stock market. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/earnings (P/E): The most common measure of how expensive a stock is.

Earnings Growth is not a measure of the Fund’s future performance.

Hodges Capital Management is the Advisor to the Hodges Funds.

The Hodges Funds are distributed by Northern Lights Distributors, LLC.

HODGES CAPITAL MANAGEMENT 2905 Maple Avenue • Dallas, Texas 75201 • 888-878-4426 • www.hodgescapital.com
Copyright © 2024 Hodges Capital Management. All rights reserved. 03/31/2024

HODGES FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

		Annualized
					Since Inception
	One Year	Three Year	Five Year	Ten Year	(10/9/92)
Hodges Fund - Retail Class	33.52%	6.29%	12.78%	8.12%	9.87%
S&P 500® Index**	29.88%	11.49%	15.05%	12.96%	10.64%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.35% for Retail Class shares per the September 25, 2023, prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.18% for Retail Class shares. For performance information current to the most recent month-end, please call toll-free 1-866-811-0224.

**	The S&P 500® Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Sector Holdings as of March 31, 2024 (as a percentage of net assets)	% of Net Assets
Metals & Mining	13.8%
Oil & Gas Producers	12.1%
Internet Media & Services	12.1%
Leisure Facilities & Services	10.7%
Semiconductors	9.9%
Call Options Purchased	7.0%
Software	6.2%
Banking	3.9%
Real Estate Investment Trusts	3.7%
Biotechnology & Pharmaceuticals	3.6%
Other[1]	16.4%
Other/Cash Equivalents	0.6%
100.0%

[1]	Other represents less than 3.6% weightings in the following categories: Apparel & Textile Products, Construction Materials, E-Commerce Discretionary, Engineering & Construction, Food, Leisure Products, Machinery and Technology Services.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

SMALL CAP FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

				Annualized
					Since Inception	Since Inception
	One Year	Three Year	Five Year	Ten Year	12/18/2007	12/12/2008
Small Cap Fund - Retail Class	21.80%	5.49%	12.16%	7.64%	9.72%	N/A
Small Cap Fund - Institutional Class	22.07%	5.75%	12.45%	7.93%	N/A	15.20%
Russell 2000® Index**	19.71%	(0.10)%	8.10%	7.58%	8.05%	11.92%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.40% for Retail Class shares per the September 25, 2023, prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-811-0224.

**	The Russell 2000® Index is a stock market index that measures the performance of the largest 2,000 small-cap companies in the United States. Investors cannot invest directly in an index.

Sector Holdings as of March 31, 2024 (as a percentage of net assets)	% of Net Assets
Oil & Gas Producers	11.7%
Retail - Discretionary	9.6%
Banking	8.5%
Metals & Mining	8.4%
Software	6.4%
Leisure Facilities & Services	5.9%
Food	5.9%
Leisure Products	5.1%
Transportation & Logistics	4.6%
Construction Materials	4.3%
Other[1]	29.8%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

[1]	Other represents less than 4.3% weightings in the following categories: Aerospace & Defense, Apparel & Textile Products, Asset Management, Biotechnology & Pharmaceuticals, Containers & Packaging, Electrical Equipment, Home Construction, Machinery, Real Estate Investment Trust, Semiconductors, Specialty Finance, Steel, Technology Hardware and Technology Services.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

SMALL INTRINSIC VALUE FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

		Annualized
	One Year	Three Year	Five Year	Ten Year	Since Inception
Small Intrinsic Value Fund - Retail Class	19.97%	8.30%	14.63%	9.19%	9.34%
Russell 2000® Index**	19.71%	(0.10)%	8.10%	7.58%	7.51%
Russell 2000® Value Index***	18.75%	2.22%	8.17%	6.87%	6.89%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.87% for Retail Class shares per the September 25, 2023, prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.29% for Retail Class shares. For performance information current to the most recent month-end, please call toll-free 1-866-811-0224.

**	The Russell 2000® Index is a stock market index that measures the performance of the largest 2,000 small-cap companies in the United States. Investors cannot invest directly in an index.

**	The Russell 2000® Value Index is a stock market index that measures the performance of the largest 2,000 small-cap companies in the United States. This index focuses on companies with lower forecasted growth values compared to the Russell 2000® Index. Investors cannot invest directly in an index.

Sector Holdings as of March 31, 2024 (as a percentage of net assets)	% of Net Assets
Banking	17.3%
Retail - Discretionary	11.7%
Metals & Mining	5.2%
Food	5.2%
Oil & Gas Producers	4.7%
Semiconductors	4.7%
Leisure Products	4.6%
Construction Materials	4.4%
Oil & Gas Services & Equipment	4.3%
Technology Hardware	4.2%
Other[1]	27.9%
Other/Cash Equivalents	5.8%
100.0%

[1]	Other represents less than 4.2% weightings in the following categories: Biotechnology & Pharmaceuticals, Containers & Packaging, E-Commerce Discretionary, Electrical Equipment, Engineering & Construction, Home Construction, Insurance, Leisure Facilities & Services, Machinery, Real Estate Owners & Developers, Retail - Consumer Staples, Steel, Technology Services, Transportation & Logistics, Transportation Equipment and Wholesale - Consumer Staples.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

BLUE CHIP EQUITY INCOME FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

			Annualized
	One Year	Three Year	Five Year	Ten Year	Since Inception
Blue Chip Equity Income Fund - Retail Class	27.32%	12.48%	14.75%	11.18%	12.02%
Russell 1000® Index**	29.87%	10.45%	14.76%	12.68%	13.86%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.58% for Retail Class shares per the September 25, 2023, prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.30% for Retail Class shares. For performance information current to the most recent month-end, please call toll-free 1-866-811-0224.

**	The Russell 1000® Index is a market index that tracks the 1000 largest companies by market capitalization in the United States. Investors cannot invest directly in an index.

Sector Holdings as of March 31, 2024 (as a percentage of net assets)	% of Net Assets
Oil & Gas Producers	10.2%
Semiconductors	9.9%
Retail - Consumer Staples	8.4%
Institutional Financial Services	8.0%
Biotechnology & Pharmaceuticals	7.9%
Banking	7.6%
Machinery	7.5%
Transportation & Logistics	6.7%
Software	6.1%
Retail - Discretionary	5.3%
Other[1]	20.7%
Other/Cash Equivalents	1.7%
100.0%

[1]	Other represents less than 5.3% weightings in the following categories: Aerospace & Defense, Beverages, E-Commerce Discretionary, Insurance, Leisure Facilities & Services and Technology Hardware.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

HODGES FUND
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 92.4%
	APPAREL & TEXTILE PRODUCTS - 3.3%
175,000	On Holding A.G.(a)	$6,191,500

	BANKING - 3.9%
300,000	Banc of California, Inc.	4,563,000
180,000	First Horizon Corporation	2,772,000
		7,335,000
	BIOTECHNOLOGY & PHARMACEUTICALS - 3.6%
400,000	Ironwood Pharmaceuticals, Inc.(a)	3,484,000
25,000	Novo Nordisk A/S - ADR	3,210,000
		6,694,000
	CONSTRUCTION MATERIALS - 2.2%
15,000	Eagle Materials, Inc.	4,076,250

	E-COMMERCE DISCRETIONARY - 2.6%
135,000	Beyond, Inc.(a)	4,847,850

	ENGINEERING & CONSTRUCTION - 1.4%
30,000	Arcosa, Inc.	2,575,800

	FOOD - 1.1%
35,000	Tyson Foods, Inc., Class A	2,055,550

	INTERNET MEDIA & SERVICES - 12.1%
40,000	Airbnb, Inc., Class A(a)	6,598,400
75,000	Maplebear, Inc.(a)	2,796,750
170,000	Uber Technologies, Inc.(a)	13,088,300
		22,483,450
	LEISURE FACILITIES & SERVICES - 10.7%
200,000	DraftKings, Inc., Class A(a)	9,082,000
250,000	Norwegian Cruise Line Holdings Ltd.(a)	5,232,500
55,000	Wynn Resorts Ltd.	5,622,650
		19,937,150

See accompanying notes to financial statements.

HODGES FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 92.4% (Continued)
	LEISURE PRODUCTS - 1.1%
125,000	Topgolf Callaway Brands Corporation(a)	$2,021,250

	MACHINERY - 2.4%
100,000	Symbotic, Inc.(a)	4,500,000

	METALS & MINING - 13.8%
300,000	Cleveland-Cliffs, Inc.(a)	6,822,000
45,000	Encore Wire Corporation	11,825,100
150,000	Freeport-McMoRan, Inc.	7,053,000
		25,700,100
	OIL & GAS PRODUCERS - 12.1%
45,000	Chesapeake Energy Corporation	3,997,350
200,000	Matador Resources Company	13,354,000
300,000	Permian Resources Corporation	5,298,000
		22,649,350
	REAL ESTATE INVESTMENT TRUST - 3.7%
12,000	Texas Pacific Land Corporation	6,942,120

	SEMICONDUCTORS - 9.9%
45,000	Coherent Corporation(a)	2,727,900
40,000	Micron Technology, Inc.	4,715,600
6,000	NVIDIA Corporation	5,421,360
75,000	ON Semiconductor Corporation(a)	5,516,250
		18,381,110
	SOFTWARE - 6.2%
175,000	DoubleVerify Holdings, Inc.(a)	6,153,000
115,000	Evolent Health, Inc., Class A(a)	3,770,850
519,077	Upland Software, Inc.(a)	1,603,948
		11,527,798

See accompanying notes to financial statements.

HODGES FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares						Fair Value
	COMMON STOCKS — 92.4% (Continued)
	TECHNOLOGY SERVICES - 2.3%
65,000	Shift4 Payments, Inc.(a)					$4,294,550

	TOTAL COMMON STOCKS (Cost $104,583,905)					172,212,828

	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
759,339	First American Treasury Obligations Fund, Class X, 5.22% (Cost $759,339) (b)					759,339

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value
	CALL OPTIONS PURCHASED - 7.0%
	EQUITY OPTIONS PURCHASED - 7.0%
500	Alphabet, Inc.	WFC	05/17/2024	$125	$7,613,000	1,450,000
35	Booking Holdings, Inc.	WFC	04/19/2024	2,750	12,697,580	3,104,500
250	CyberArk Software Ltd.	WFC	04/19/2024	140	6,640,750	3,157,500
500	JPMorgan Chase & Company	WFC	05/17/2024	135	10,015,000	3,271,250
500	Owens Corning	WFC	05/17/2024	125	8,340,000	2,147,500
	TOTAL CALL OPTIONS PURCHASED (Cost - $7,353,848)					13,130,750

	TOTAL INVESTMENTS - 99.8% (Cost $112,697,092)					$186,102,917
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%					408,582
	NET ASSETS - 100.0%					$186,511,499

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

Ltd.	- Limited Company

REIT	- Real Estate Investment Trust

WFC	- Wells Fargo & Co.

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

HODGES SMALL CAP FUND
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 100.2%
	AEROSPACE & DEFENSE - 1.8%
185,000	Kratos Defense & Security Solutions, Inc.(a)	$3,400,300

	APPAREL & TEXTILE PRODUCTS - 2.8%
150,000	On Holding A.G.(a)	5,307,000

	ASSET MANAGEMENT - 0.6%
30,000	Assetmark Financial Holdings, Inc.(a)	1,062,300

	BANKING - 8.5%
250,000	Banc of California, Inc.	3,802,500
120,000	Hilltop Holdings, Inc.	3,758,400
80,000	Independent Bank Group, Inc.	3,652,000
50,000	Prosperity Bancshares, Inc.	3,289,000
25,000	Texas Capital Bancshares, Inc.(a)	1,538,750
		16,040,650
	BIOTECHNOLOGY & PHARMACEUTICALS - 2.2%
100,000	Halozyme Therapeutics, Inc.(a)	4,068,000

	CONSTRUCTION MATERIALS - 4.3%
30,000	Eagle Materials, Inc.	8,152,500

	CONTAINERS & PACKAGING - 2.3%
150,000	Graphic Packaging Holding Company	4,377,000

	ELECTRICAL EQUIPMENT - 1.9%
165,000	Kimball Electronics, Inc.(a)	3,572,250

	FOOD - 5.9%
60,000	BellRing Brands, Inc.(a)	3,541,800
40,000	Cal-Maine Foods, Inc.	2,354,000
750,000	SunOpta, Inc.(a)	5,152,500
		11,048,300

See accompanying notes to financial statements.

HODGES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 100.2% (Continued)
	HOME CONSTRUCTION - 3.2%
95,000	Taylor Morrison Home Corporation(a)	$5,906,150

	LEISURE FACILITIES & SERVICES - 5.9%
210,000	Cinemark Holdings, Inc.(a)	3,773,700
200,000	Norwegian Cruise Line Holdings Ltd.(a)	4,186,000
20,000	Texas Roadhouse, Inc.	3,089,400
		11,049,100
	LEISURE PRODUCTS - 5.1%
25,000	Brunswick Corporation	2,413,000
325,000	Topgolf Callaway Brands Corporation(a)	5,255,250
60,000	Vista Outdoor, Inc.(a)	1,966,800
		9,635,050
	MACHINERY - 1.3%
11,000	Alamo Group, Inc.	2,511,630

	METALS & MINING - 8.4%
325,000	Cleveland-Cliffs, Inc.(a)	7,390,500
32,000	Encore Wire Corporation	8,408,960
		15,799,460
	OIL & GAS PRODUCERS - 11.7%
175,000	Matador Resources Company	11,684,750
300,000	Permian Resources Corporation	5,298,000
100,000	SM Energy Company	4,985,000
		21,967,750
	REAL ESTATE INVESTMENT TRUST - 3.1%
10,200	Texas Pacific Land Corporation	5,900,802

	RETAIL - DISCRETIONARY - 9.6%
50,000	Academy Sports & Outdoors, Inc.	3,377,000
90,000	Ethan Allen Interiors, Inc.	3,111,300
10,000	Group 1 Automotive, Inc.	2,922,300
7,500	RH(a)	2,611,950
165,000	Shoe Carnival, Inc.	6,045,600
		18,068,150

See accompanying notes to financial statements.

HODGES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 100.2% (Continued)
	SEMICONDUCTORS - 2.5%
30,000	Coherent Corporation(a)	$1,818,600
40,000	Diodes, Inc.(a)	2,820,000
		4,638,600
	SOFTWARE - 6.4%
80,000	Alkami Technology, Inc.(a)	1,965,600
85,000	Digi International, Inc.(a)	2,714,050
90,000	Evolent Health, Inc., Class A(a)	2,951,100
41,628	Varonis Systems, Inc.(a)	1,963,593
220,000	Zeta Global Holdings Corporation(a)	2,404,600
		11,998,943
	SPECIALTY FINANCE - 1.0%
15,000	FirstCash Holdings, Inc.	1,913,100

	STEEL - 3.5%
50,000	Carpenter Technology Corporation	3,571,000
50,000	Commercial Metals Company	2,938,500
		6,509,500
	TECHNOLOGY HARDWARE - 2.4%
95,000	Knowles Corporation(a)	1,529,500
70,000	NCR Voyix Corporation(a)	884,100
45,000	PAR Technology Corporation(a)	2,041,200
		4,454,800
	TECHNOLOGY SERVICES - 1.2%
35,000	Shift4 Payments, Inc.(a)	2,312,450

	TRANSPORTATION & LOGISTICS - 4.6%
100,000	Alaska Air Group, Inc.(a)	4,299,000
25,000	Kirby Corporation(a)	2,383,000
125,000	Navigator Holdings Ltd.	1,918,750
		8,600,750

See accompanying notes to financial statements.

HODGES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	TOTAL COMMON STOCKS (Cost $115,577,317)	$188,294,535

	TOTAL INVESTMENTS - 100.2% (Cost $115,577,317)	$188,294,535
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(350,974)
	NET ASSETS - 100.0%	$187,943,561

Ltd.	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

See accompanying notes to financial statements.

HODGES SMALL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 94.2%
	BANKING - 17.3%
120,000	Banc of California, Inc.	$1,825,200
11,000	BancFirst Corporation	968,330
50,000	Hilltop Holdings, Inc.	1,566,000
64,000	Home BancShares, Inc.	1,572,480
28,000	Independent Bank Group, Inc.	1,278,200
27,000	Texas Capital Bancshares, Inc.(a)	1,661,850
26,000	Triumph Financial, Inc.(a)	2,062,320
		10,934,380
	BIOTECHNOLOGY & PHARMACEUTICALS - 2.0%
31,200	Halozyme Therapeutics, Inc.(a)	1,269,216

	CONSTRUCTION MATERIALS - 4.4%
10,300	Eagle Materials, Inc.	2,799,025

	CONTAINERS & PACKAGING - 0.3%
6,800	Myers Industries, Inc.	157,556

	E-COMMERCE DISCRETIONARY - 0.8%
182,000	Stitch Fix, Inc., Class A(a)	480,480

	ELECTRICAL EQUIPMENT - 2.1%
60,400	Kimball Electronics, Inc.(a)	1,307,660

	ENGINEERING & CONSTRUCTION - 0.9%
110,000	Southland Holdings, Inc.(a)	566,500

	FOOD - 5.2%
20,600	Cal-Maine Foods, Inc.	1,212,310
302,000	SunOpta, Inc.(a)	2,074,740
		3,287,050
	HOME CONSTRUCTION - 3.8%
9,200	Griffon Corporation	674,728
27,500	Taylor Morrison Home Corporation(a)	1,709,675
		2,384,403

See accompanying notes to financial statements.

HODGES SMALL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 94.2% (Continued)
	INSURANCE - 0.9%
34,350	Tiptree, Inc.	$593,568

	LEISURE FACILITIES & SERVICES - 2.0%
49,000	Cinemark Holdings, Inc.(a)	880,530
30,400	Potbelly Corporation(a)	368,144
		1,248,674
	LEISURE PRODUCTS - 4.6%
17,300	Brunswick Corporation	1,669,796
77,000	Topgolf Callaway Brands Corporation(a)	1,245,090
		2,914,886
	MACHINERY - 3.5%
3,000	Alamo Group, Inc.	684,990
38,700	Ichor Holdings Ltd.(a)	1,494,594
		2,179,584
	METALS & MINING - 5.2%
83,900	Cleveland-Cliffs, Inc.(a)	1,907,886
5,300	Encore Wire Corporation	1,392,734
		3,300,620
	OIL & GAS PRODUCERS - 4.7%
9,200	Chord Energy Corporation	1,639,808
8,400	Gulfport Energy Corporation(a)	1,345,008
		2,984,816
	OIL & GAS SERVICES & EQUIPMENT - 4.3%
65,000	Atlas Energy Solutions, Inc.	1,470,300
156,000	ProPetro Holding Corporation(a)	1,260,480
		2,730,780
	REAL ESTATE OWNERS & DEVELOPERS - 1.8%
49,000	Stratus Properties, Inc.(a)	1,118,670

	RETAIL - CONSUMER STAPLES - 0.9%
8,700	Sprouts Farmers Market, Inc.(a)	560,976

	RETAIL - DISCRETIONARY - 11.7%
15,100	Academy Sports & Outdoors, Inc.	1,019,854

See accompanying notes to financial statements.

HODGES SMALL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 94.2% (Continued)
	RETAIL - DISCRETIONARY - 11.7% (Continued)
6,800	Builders FirstSource, Inc.(a)	$1,418,140
59,600	Ethan Allen Interiors, Inc.	2,060,372
58,000	Shoe Carnival, Inc.	2,125,120
49,000	Sleep Number Corporation(a)	785,470
		7,408,956
	SEMICONDUCTORS - 4.7%
11,400	Diodes, Inc.(a)	803,700
28,970	Photronics, Inc.(a)	820,430
40,000	Tower Semiconductor Ltd.(a)	1,338,001
		2,962,131
	STEEL - 2.0%
21,565	Commercial Metals Company	1,267,375

	TECHNOLOGY HARDWARE - 4.2%
51,530	Aviat Networks, Inc.(a)	1,975,660
53,900	NCR Voyix Corporation(a)	680,757
		2,656,417
	TECHNOLOGY SERVICES - 0.8%
150,000	Research Solutions, Inc.(a)	474,000

	TRANSPORTATION & LOGISTICS - 1.8%
73,600	Navigator Holdings Ltd.	1,129,760

	TRANSPORTATION EQUIPMENT - 3.2%
27,015	Blue Bird Corporation(a)	1,035,755
18,900	Greenbrier Companies, Inc. (The)	984,690
		2,020,445
	WHOLESALE - CONSUMER STAPLES - 1.1%
25,000	Calavo Growers, Inc.	695,249

	TOTAL COMMON STOCKS (Cost $47,030,385)	59,433,177

See accompanying notes to financial statements.

HODGES SMALL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Expiration Date	Exercise Price	Fair Value
	WARRANT — 0.0%(b)
	ENGINEERING & CONSTRUCTION - 0.0%(b)
25,000	Southland Holdings, Inc. (Cost $15,185)	09/02/2026	$11.50	$11,070

	SHORT-TERM INVESTMENT — 6.8%
	MONEY MARKET FUND - 6.8%
4,299,151	First American Treasury Obligations Fund, Class X, 5.22% (Cost $4,299,151)(c)			4,299,151

	TOTAL INVESTMENTS - 101.0% (Cost $51,344,721)			$63,743,398
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%			(654,623)
	NET ASSETS - 100.0%			$63,088,775

Ltd.	- Limited Company

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of March 31,2024.

See accompanying notes to financial statements.

HODGES BLUE CHIP EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 98.3%
	AEROSPACE & DEFENSE - 3.3%
7,000	Boeing Company (The)(a)	$1,350,930

	BANKING - 7.6%
35,000	Bank of America Corporation	1,327,200
9,000	JPMorgan Chase & Company	1,802,700
		3,129,900
	BEVERAGES - 3.0%
7,000	PepsiCo, Inc.	1,225,070

	BIOTECHNOLOGY & PHARMACEUTICALS - 7.9%
5,000	AbbVie, Inc.	910,500
10,000	Merck & Company, Inc.	1,319,500
8,000	Novo Nordisk A/S - ADR	1,027,200
		3,257,200
	E-COMMERCE DISCRETIONARY - 3.5%
8,000	Amazon.com, Inc.(a)	1,443,040

	INSTITUTIONAL FINANCIAL SERVICES - 8.0%
4,500	Goldman Sachs Group, Inc. (The)	1,879,605
15,000	Morgan Stanley	1,412,400
		3,292,005
	INSURANCE - 2.5%
2,500	Berkshire Hathaway, Inc., Class B(a)	1,051,300

	LEISURE FACILITIES & SERVICES - 3.4%
5,000	McDonald’s Corporation	1,409,750

	MACHINERY - 7.5%
4,000	Caterpillar, Inc.	1,465,720
4,000	Deere & Company	1,642,960
		3,108,680
	OIL & GAS PRODUCERS - 10.2%
10,000	ConocoPhillips	1,272,800
15,000	Exxon Mobil Corporation	1,743,600

See accompanying notes to financial statements.

HODGES BLUE CHIP EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 98.3% (Continued)
	OIL & GAS PRODUCERS - 10.2% (Continued)
15,000	ONEOK, Inc.	$1,202,550
		4,218,950
	RETAIL - CONSUMER STAPLES - 8.4%
2,500	Costco Wholesale Corporation	1,831,575
27,000	Walmart, Inc.	1,624,590
		3,456,165
	RETAIL - DISCRETIONARY - 5.3%
2,750	Home Depot, Inc. (The)	1,054,900
4,500	Lowe’s Companies, Inc.	1,146,285
		2,201,185
	SEMICONDUCTORS - 9.9%
2,750	NVIDIA Corporation	2,484,790
12,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,632,600
		4,117,390
	SOFTWARE - 6.1%
6,000	Microsoft Corporation	2,524,320

	TECHNOLOGY HARDWARE - 5.0%
12,000	Apple, Inc.	2,057,760

	TRANSPORTATION & LOGISTICS - 6.7%
30,000	Delta Air Lines, Inc.	1,436,100
5,500	Union Pacific Corporation	1,352,615
		2,788,715

	TOTAL COMMON STOCKS (Cost $24,227,589)	40,632,360

See accompanying notes to financial statements.

HODGES BLUE CHIP EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.8%
	MONEY MARKET FUND - 1.8%
761,983	First American Treasury Obligations Fund, Class X, 5.22% (Cost $761,983)(b)	$761,983

	TOTAL INVESTMENTS - 100.1% (Cost $24,989,572)	$41,394,343
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(52,974)
	NET ASSETS - 100.0%	$41,341,369

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

Ltd.	- Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2024

			Small Intrinsic	Blue Chip Equity
	Hodges Fund	Small Cap Fund	Value Fund	Income Fund
ASSETS:
Investments in securities, at cost	$112,697,092	$115,577,317	$51,344,721	$24,989,572
Investments in securities, at value	186,102,917	188,294,535	63,743,398	41,394,343
Cash	—	—	—	7,150
Receivable for fund shares sold	24,124	2,510	52,901	382
Dividends and interest receivable	115,077	92,836	45,511	45,039
Receivable for securities sold	1,414,692	107,690	—	365,342
Other assets	—	18,109	6,025	2,383
Total Assets	187,656,810	188,515,680	63,847,835	41,814,639

LIABILITIES:
Due to custodian	—	180,517	—	—
Payable for fund shares redeemed	23,620	155,595	25,546	3,448
Payable for securities purchased	915,092	—	657,328	384,018
Accrued advisory fee	118,915	160,635	27,219	34,283
Payable to related parties	11,103	20,037	6,084	16,700
Distribution (12b-1) fees payable	38,312	29,732	12,913	8,520
Other accrued expenses	38,269	25,603	29,970	26,301
Total Liabilities	1,145,311	572,119	759,060	473,270
NET ASSETS	$186,511,499	$187,943,561	$63,088,775	$41,341,369

COMPONENTS OF NET ASSETS
Paid in capital	$110,335,219	$100,616,265	$50,016,516	$24,620,994
Total distributable earnings	76,176,280	87,327,296	13,072,259	16,720,375
NET ASSETS	$186,511,499	$187,943,561	$63,088,775	$41,341,369

NET ASSET VALUE PER SHARE RETAIL CLASS SHARES
Net assets	$186,511,499	$145,978,607	$63,088,775	$41,341,369
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,740,318	6,597,709	3,134,617	1,816,103
Net asset value, offering and redemption price per share	$68.06	$22.13	$20.13	$22.76
INSISTUTIONAL CLASS SHARES
Net assets	$—	$41,964,954	$—	$—
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	—	1,765,190	—	—
Net asset value, offering and redemption price per share	$—	$23.77	$—	$—

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2024

			Small Intrinsic	Blue Chip Equity
	Hodges Fund	Small Cap Fund	Value Fund	Income Fund
INVESTMENT INCOME:
Dividends and interest net of $4,610, $-, $-, and $4,337 foreign withholding tax, respectively	$863,159	$1,418,798	$488,973	$711,384
Other income	682	700	616	610
Total investment income	863,841	1,419,498	489,589	711,994

EXPENSES:
Investment advisory fees	1,356,409	1,468,910	384,484	227,748
Distribution (12b-1) fees:
Retail Class	398,944	337,717	113,084	87,596
Shareholder Servicing fees	75,067	136,811	43,728	14,480
Administration fees	61,784	77,403	30,544	26,381
Transfer agent fees	40,948	35,870	17,819	22,849
Registration fees	39,859	51,751	38,820	30,508
Accounting fees	39,601	48,389	14,753	10,901
Shareholder reports	21,959	17,590	17,649	5,579
Legal fees	17,847	16,247	17,747	17,264
Audit and tax fees	17,657	17,651	17,671	17,665
Trustee fees and expenses	14,316	14,474	13,465	13,340
Custody fees	11,293	10,387	5,784	5,513
Professional fees	10,988	11,490	7,525	9,437
Insurance fees	6,242	5,926	5,646	5,592
Intererst expense - Line of Credit	1,800	1,244	—	39
Other expenses	714	570	6,640	2,074
Total expenses	2,115,428	2,252,430	735,359	496,966
Expenses waived	(228,346)	—	(151,086)	(41,331)
Expenses recaptured	—	10,317	—	—
Net expenses	1,887,082	2,262,747	584,273	455,635
NET INVESTMENT INCOME/(LOSS)	(1,023,241)	(843,249)	(94,684)	256,359

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS & WRITTEN OPTIONS
Net realized gain/(loss) from:
Investments	5,482,349	18,633,049	906,338	1,108,590
Written Options	(127,904)	—	—	—
Net realized gain	5,354,445	18,633,049	906,338	1,108,590

Net change in unrealized appreciation on investments	42,839,828	16,655,533	8,455,776	7,230,017

Net realized and unrealized gain on investments	48,194,273	35,288,582	9,362,114	8,338,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,171,032	$34,445,333	$9,267,430	$8,594,966

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Hodges Fund
	Year Ended	Year Ended
	March 31,	March 31,
	2024	2023
NET ASSETS - BEGINNING OF YEAR	$150,935,481	$186,382,597

OPERATIONS
Net investment loss	(1,023,241)	(435,763)
Net realized gain from investments	5,354,445	2,297,544
Net change in unrealized appreciation/(depreciation) on investments	42,839,828	(25,831,475)
Net increase/(decrease) in net assets resulting from operations	47,171,032	(23,969,694)

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class	(1,229,355)	(685,796)
Total distributions to shareholders	(1,229,355)	(685,796)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Retail Shares	9,585,251	8,346,430
Reinvestment of distributions - Retail Class	1,193,387	666,867
Redemption of shares - Retail Class*	(21,144,297)	(19,804,923)

Net decrease from capital share transactions	(10,365,659)	(10,791,626)

Total increase/(decrease) in net assets	35,576,018	(35,447,116)

NET ASSETS - END OF YEAR	$186,511,499	$150,935,481

SHARE ACTIVITY
Retail Class:
Sold	165,916	164,324
Issued on reinvestment of distributions	20,508	13,359
Redeemed	(384,056)	(403,531)
Net decrease	(197,632)	(225,848)

*	Net of redemption fees of $7,192 and $2,335, respectively.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Fund
	Year Ended	Year Ended
	March 31,	March 31,
	2024	2023
NET ASSETS - BEGINNING OF YEAR	$177,544,856	$207,882,458

OPERATIONS
Net investment income/(loss)	(843,249)	31,829
Net realized gain from investments	18,633,049	10,493,744
Net change in unrealized appreciation/(depreciation) on investments	16,655,533	(21,019,131)
Net increase/(decrease) in net assets resulting from operations	34,445,333	(10,493,558)

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class	(6,568,359)	(8,378,272)
Institutional Class	(1,770,930)	(2,211,622)
Total distributions to shareholders	(8,339,289)	(10,589,894)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Retail Shares	3,594,547	7,149,799
Sale of shares - Institutional Shares	6,978,959	6,034,690
Reinvestment of distributions - Retail Class	6,466,865	8,224,458
Reinvestment of distributions - Institutional Class	1,722,703	2,139,821
Redemption of shares - Retail Class*	(23,671,458)	(20,607,147)
Redemption of shares - Institutional Class^	(10,798,955)	(12,195,771)

Net decrease from capital share transactions	(15,707,339)	(9,254,150)

Total increase/(decrease) in net assets	10,398,705	(30,337,602)

NET ASSETS - END OF YEAR	$187,943,561	$177,544,856

SHARE ACTIVITY
Retail Class:
Sold	181,529	351,720
Issued on reinvestment of distributions	349,560	436,542
Redeemed	(1,213,486)	(1,053,459)
Net decrease	(682,397)	(265,197)

Institutional Class:
Sold	331,447	281,217
Issued on reinvestment of distributions	86,742	106,459
Redeemed	(516,473)	(589,820)
Net decrease	(98,284)	(202,144)

*	Net of redemption fees of $5,885 and $13,806, respectively.

^	Net of redemption fees of $1,623 and $3,992, respectively.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Small Intrinsic Value Fund
	Year Ended	Year Ended
	March 31,	March 31,
	2024	2023
NET ASSETS - BEGINNING OF YEAR	$38,374,072	$17,576,795

OPERATIONS
Net investment income/(loss)	(94,684)	180,780
Net realized gain/(loss) from investments	906,338	(3,954)
Net change in unrealized appreciation/(depreciation) on investments	8,455,776	(930,891)
Net increase/(decrease) in net assets resulting from operations	9,267,430	(754,065)

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class	(26,803)	(967,105)
Total distributions to shareholders	(26,803)	(967,105)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Retail Shares	21,179,948	25,275,624
Reinvestment of distributions - Retail Class	26,546	956,580
Redemption of shares - Retail Class*	(5,732,418)	(3,713,757)

Net increase from capital share transactions	15,474,076	22,518,447

Total increase in net assets	24,714,703	20,797,277

NET ASSETS - END OF YEAR	$63,088,775	$38,374,072

SHARE ACTIVITY
Retail Class:
Sold	1,164,839	1,489,965
Issued on reinvestment of distributions	1,520	58,150
Redeemed	(317,209)	(219,688)
Net increase	849,150	1,328,427

*	Net of redemption fees of $4,782 and $182, respectively.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip Equity Income Fund
	Year Ended	Year Ended
	March 31,	March 31,
	2024	2023
NET ASSETS - BEGINNING OF YEAR	$27,929,273	$30,140,400

OPERATIONS
Net investment income	256,359	223,110
Net realized gain/(loss) from investments	1,108,590	(780,034)
Net change in unrealized appreciation/(depreciation) on investments	7,230,017	(1,073,740)
Net increase/(decrease) in net assets resulting from operations	8,594,966	(1,630,664)

DISTRIBUTIONS TO SHAREHOLDERS
Retail Class	(257,271)	(2,218,532)
Total distributions to shareholders	(257,271)	(2,218,532)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Retail Shares	10,239,945	2,542,305
Reinvestment of distributions - Retail Class	246,346	2,101,392
Redemption of shares - Retail Class*	(5,411,890)	(3,005,628)

Net increase from capital share transactions	5,074,401	1,638,069

Total increase/(decrease) in net assets	13,412,096	(2,211,127)

NET ASSETS - END OF YEAR	$41,341,369	$27,929,273

SHARE ACTIVITY
Retail Class:
Sold	526,091	133,388
Issued on reinvestment of distributions	12,089	123,619
Redeemed	(272,598)	(165,645)
Net increase	265,582	91,362

*	Net of redemption fees of $22 and $10, respectively.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Oustanding Throughout Each Year

	Hodges Fund - Retail Shares
	For the years ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value - Beginning of Year	$51.37		$58.91	$57.39	$20.36	$37.76
Investment operations:
Net investment loss[1]	(0.36)		(0.14)	(0.46)	(0.31)	(0.19)
Net realized and unrealized gain/(loss) on investments	17.49		(7.17)	1.98	37.34	(17.21)
Total from investment operations	17.13		(7.31)	1.52	37.03	(17.40)
Distributions to shareholders:
From net realized gain on investments	(0.44)		(0.23)	—	—	—
Total distributions to shareholders	(0.44)		(0.23)	—	—	—
Paid in capital from redemption fees[2]	0.00		0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$68.06		$51.37	$58.91	$57.39	$20.36
Total return	33.50	% [3]	(12.44)%	2.70%	181.74%	(46.05)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	1.32%		1.37%	1.35%	1.40%	1.37%
After fees waived and expenses absorbed[4]	1.18%		1.18%	1.17%	1.16%	1.18%
Ratios of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.78)%		(0.48)%	(0.93)%	(1.03)%	(0.75)%
After fees waived and expenses absorbed[4]	(0.64)%		(0.29)%	(0.76)%	(0.79)%	(0.56)%
Portfolio turnover rate	103%		74%	96%	220%	107%
Net Assets at end of year (millions)	$186.5		$150.9	$186.4	$210.7	$73.9

1	Calculated using the average shares method.

2	Represents less than $0.005.

3	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

4	Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.15% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.18% of the Retail Class’ daily net assets. See Note 3.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Oustanding Throughout Each Year

	Small Cap Fund - Retail Shares
	For the years ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value - Beginning of Year	$19.15	$21.35	$25.28	$10.10	$18.13
Investment operations:
Net investment loss[1]	(0.11)	(0.01)	(0.15)	(0.13)	(0.07)
Net realized and unrealized gain/(loss) on investments	4.09	(1.01)	0.56	15.31	(6.58)
Total from investment operations	3.98	(1.02)	0.41	15.18	(6.65)
Distributions to shareholders:
From net realized gain on investments	(1.00)	(1.18)	(4.34)	—	(1.38)
Total distributions to shareholders	(1.00)	(1.18)	(4.34)	—	(1.38)
Paid in capital from redemption fees[2]	0.00	0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$22.13	$19.15	$21.35	$25.28	$10.10
Total return	21.80%	(4.68)%	1.12%	150.30%	(39.59)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	1.36%	1.40%	1.38%	1.40%	1.33%
After fees waived and expenses absorbed[3]	1.36%	1.40%	1.36%	1.35%	1.33%
Ratios of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.54)%	(0.04)%	(0.62)%	(0.83)%	(0.43)%
After fees waived and expenses absorbed[3]	(0.54)%	(0.04)%	(0.60)%	(0.78)%	(0.43)%
Portfolio turnover rate	62%	69%	67%	124%	81%
Net Assets at end of year (millions)	$146.0	$139.4	$161.1	$183.2	$91.5

1	Calculated using the average shares method.

2	Represents less than $0.005.

3	Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.37% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.40% of the Retail Class’ daily net assets. See Note 3.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Oustanding Throughout Each Year

	Small Cap Fund - Institutional Shares
	For the years ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value - Beginning of Year	$20.45		$22.66	$26.51	$10.56	$18.85
Investment operations:
Net investment income/(loss)[1]	(0.06)		0.05	(0.09)	(0.09)	(0.03)
Net realized and unrealized gain/(loss) on investments	4.38		(1.08)	0.58	16.04	(6.88)
Total from investment operations	4.32		(1.03)	0.49	15.95	(6.91)
Distributions to shareholders:
From net realized gain on investments	(1.00)		(1.18)	(4.34)	—	(1.38)
Total distributions to shareholders	(1.00)		(1.18)	(4.34)	—	(1.38)
Paid in capital from redemption fees[2]	0.00		0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$23.77		$20.45	$22.66	$26.51	$10.56
Total return	22.08	% [3]	(4.40)%	1.34%	151.14%	(39.46)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%		1.15%	1.12%	1.15%	1.09%
After fees waived and expenses absorbed[4]	1.11%		1.15%	1.11%	1.10%	1.09%
Ratios of net investment income/(loss) to average net assets:
Before fees waived and expenses absorbed	(0.29)%		0.22%	(0.36)%	(0.58)%	(0.18)%
After fees waived and expenses absorbed[4]	(0.29)%		0.22%	(0.35)%	(0.53)%	(0.18)%
Portfolio turnover rate	62%		69%	67%	124%	81%
Net Assets at end of year (millions)	$42.0		$38.1	$46.8	$53.8	$32.2

1	Calculated using the average shares method.

2	Represents less than $0.005.

3	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

4	Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.12% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.15% of the Retail Class’ daily net assets. See Note 3.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Oustanding Throughout Each Year

	Small Intrinsic Value Fund - Retail Shares
	For the years ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value - Beginning of Year	$16.79	$18.37	$17.34	$6.84	$11.13
Investment operations:
Net investment income/(loss)[1]	(0.04)	0.13	0.02	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	3.40	(1.24)	2.15	10.56	(4.28)
Total from investment operations	3.36	(1.11)	2.17	10.50	(4.29)
Distributions to shareholders:
From net investment income	(0.01)	(0.11)	(0.01)	—	(0.00	) [2]
From net realized gain on investments	(0.01)	(0.36)	(1.13)	—	—
Total distributions to shareholders	(0.02)	(0.47)	(1.14)	—	(0.00	) [2]
Paid in capital from redemption fees[2]	0.00	0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$20.13	$16.79	$18.37	$17.34	$6.84
Total return	19.97%	(5.92)%	12.56%	153.51%	(38.53)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	1.62%	1.78%	2.05%	2.48%	2.43%
After fees waived and expenses absorbed	1.29%	1.29%	1.29%	1.29%	1.29%
Ratios of net investment income/(loss) to average net assets:
Before fees waived and expenses absorbed	(0.54)%	0.24%	(0.67)%	(1.73)%	(1.21)%
After fees waived and expenses absorbed	(0.21)%	0.73%	0.09%	(0.54)%	(0.07)%
Portfolio turnover rate	44%	56%	62%	136%	115%
Net Assets at end of year (millions)	$63.1	$38.4	$17.6	$16.2	$4.0

1	Calculated using the average shares method.

2	Represents less than $0.005.

See accompanying notes to financial statements.

HODGES MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Oustanding Throughout Each Year

	Blue Chip Equity Income Fund - Retail Shares
	For the years ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value - Beginning of Year	$18.01		$20.66	$19.50	$13.11	$15.83
Investment operations:
Net investment income[1]	0.14		0.15	0.12	0.13	0.15
Net realized and unrealized gain/(loss) on investments	4.75		(1.28)	3.32	7.22	(1.56)
Total from investment operations	4.89		(1.13)	3.44	7.35	(1.41)
Distributions to shareholders:
From net investment income	(0.14)		(0.15)	(0.12)	(0.12)	(0.15)
From net realized gain on investments	—		(1.37)	(2.16)	(0.84)	(1.16)
Total distributions to shareholders	(0.14)		(1.52)	(2.28)	(0.96)	(1.31)
Paid in capital from redemption fees[2]	0.00		0.00	0.00	0.00	0.00
Net Asset Value - End of Year	$22.76		$18.01	$20.66	$19.50	$13.11
Total return	27.26	% [3]	(4.96)%	17.59%	56.53%	(10.66)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	1.42%		1.54%	1.49%	1.64%	1.47%
After fees waived and expenses absorbed	1.30%		1.30%	1.30%	1.30%	1.30%
Ratios of net investment income to average net assets:
Before fees waived and expenses absorbed	0.61%		0.58%	0.39%	0.37%	0.73%
After fees waived and expenses absorbed	0.73%		0.82%	0.58%	0.71%	0.90%
Portfolio turnover rate	48%		53%	79%	67%	51%
Net Assets at end of year (millions)	$41.3		$27.9	$30.1	$26.1	$18.8

1	Calculated using the average shares method.

2	Represents less than $0.005.

3	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

See accompanying notes to financial statements.

Hodges Mutual Funds
Notes to Financial Statements
March 31, 2024

1.	ORGANIZATION

Effective September 25, 2023, the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end management investment companies. Prior to September 25, 2023, each Fund was a series of Professionally Managed Portfolios (the “Predecessor Funds”). The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers a Retail Class of shares only. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund commenced operations on December 26, 2013 and offers a Retail Class of shares only. The Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offers a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

The Predecessor Funds were reorganized on September 25, 2023, from a series of Professionally Managed Portfolios, a Delaware statutory trust, to a series of Northern Lights Fund Trust II (the “Survivor Funds”), also a Delaware statutory trust. As a series of Northern Lights Fund Trust II, the Funds are a continuation of the identically-named predecessor fund managed by Hodges Capital Management, Inc. (the “Advisor”) that was a series of Professionally Managed Portfolios. The Funds and the Predecessor Funds have the same investment objective, principal investment strategies and portfolio manager. On the date of the reorganization, shareholders who owned shares of the predecessor funds received shares and net assets of the corresponding survivor fund as follows.

	Share Class	Net Assets	Shares Received
Hodges Fund	Retail	$153,222,030	2,866,298
Small Cap Fund	Retail	129,886,052	6,819,707
Small Cap Fund	Institutional	35,890,447	1,762,300
Small Intrinsic Value Fund	Retail	41,442,184	2,454,959
Blue Chip Equity Income Fund	Retail	36,725,694	1,937,822

For financial reporting purposes, assets received, and shares issued by the Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds was carried forward to align ongoing reporting of each Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Funds have succeeded to the accounting and performance history of the Predecessor Funds. For financial reporting purposes, the Predecessor Funds’ financial and performance history prior to the reorganization is carried forward and reflected in the Funds’ financial statements and financial highlights. Fees and expenses associated with the reorganization were borne by Hodges Capital Management, Inc. and are not subject to recoupment.

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

Each Fund utilizes various methods to measure fair value of all of its investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for each Fund’s assets measured at fair value:

Hodges Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$172,212,828	$—	$—	$172,212,828
Short-Term Investment	$759,339	—	—	759,339
Options	—	13,130,750	—	13,130,750
Total	$172,972,167	$13,130,750	$—	$186,102,917

Small Cap Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$188,294,535	$—	$—	$188,294,535
Total	$188,294,535	$—	$—	$188,294,535

Small Intrinsic Value Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$59,433,178	$—	$—	$59,433,178
Warrant	11,070	—	—	11,070
Short-Term Investment	4,299,151	—	—	4,299,151
Total	$63,743,399	$—	$—	$63,743,399

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

Blue Chip Equity Income Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$40,632,360	$—	$—	$40,632,360
Short-Term Investment	761,983	—	—	761,983
Total	$41,394,343	$—	$—	$41,394,343

*	See each Fund’s Schedule of Investments for classification.

The were no transfers into or out of Level 2 or Level 3 during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Hodges Fund, Small Cap Fund and Small Intrinsic Value Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Blue Chip Equity Income Fund. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for March 31, 2021 – March 31, 2023, or expected to be taken in the Funds’ March 31, 2024 tax returns. Each Fund has identified its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

Option Transactions – When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non- income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The following is a summary of the effect of derivative instruments on the Hodges Fund’s Statement of Assets and Liabilities as of March 31, 2024.

Hodges Fund
			Liability Derivatives as of
	Asset Derivatives as of March 31, 2024		March 31, 2024
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:
Call Options Purchased	Investments in securities, at value	$13,130,750	None	$—
Total		$13,130,750		$—

The following is a summary of the effect of derivative instruments on the Hodges Fund’s Statement of Operations for the year ended March 31, 2024.

Hodges Fund
	Location of Gain	Realized Gain/(Loss)
	(Loss) on Derivatives	on Derivatives	Change in Unrealized
	Recognized in	Recognized in	Appreciation on Derivatives
Derivative Instruments	Income	Income	Recognized in Income
Equity Contracts: Call Options Purchased	Net Realized and Unrealized Gain/(Loss) on Investments	$6,128,839	$4,826,337
Equity Contracts: Call Options Written	Net Realized and Unrealized Gain/(Loss) on Investments	$(127,904)	$—

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

The notional value and contracts of the derivative instruments outstanding as of March 31, 2024 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Hodges Fund.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. Effective as of September 1, 2020, the Advisor has contractually agreed to lower its management fee in the Hodges Fund and Small Cap Fund from 0.85% to 0.82% until August 31, 2022 (the “Management Fee Waiver”). The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the advisory fee waiver agreement. Effective September 1, 2022, the Management Fee Waiver was terminated. For the year ended March 31, 2024, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to reduce its fees and pay Fund expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) so that the ratio of expenses to average net assets will not exceed:

Hodges Fund	0.93%[1]
Small Cap Fund	1.15%[1]
Small Intrinsic Value Fund	1.04%
Blue Chip Equity Income Fund	1.05%

[1]	Prior to the termination of the Management Fee Waiver, these amounts were 0.90% and 1.12% for the Hodges Fund and Small Cap Fund, respectively.

Any fees waived and/or any Fund expenses absorbed (excluding any fees waived under the Management Fee Waiver) by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board’s review and approval. For the year ended March 31, 2024, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations. Amounts due from the Advisor are paid monthly to the Funds, if applicable.

During the year ended March 31, 2024, the Advisor recouped $10,317 of previously waived fees for the Small Cap Fund.

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2025	March 31, 2026	March 31, 2027
Hodges Fund	$378,323	$285,080	$228,346
Small Cap Fund	—	—	—
Small Intrinsic Value Fund	128,404	120,325	151,086
Blue Chip Equity Income Fund	54,986	65,638	41,331

For the year ended March 31, 2024, First Dallas Securities, an affiliate of the Advisor, received $82,653, $23,804, $12,021, and $2,658 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

Effective September 25, 2023, Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Prior to September 25, 2023, Quasar Distributors, LLC was the Funds’ distributor. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Retail Class shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under the Plan, each Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of Retail Class shares. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2024, are disclosed in the Statements of Operations.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to:

	Purchases	Sales
Hodges Fund	$154,306,761	$165,038,657
Small Cap Fund	106,581,318	127,453,131
Small Intrinsic Value Fund	32,092,007	19,012,735
Blue Chip Equity Income Fund	21,419,295	16,332,486

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2024.

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

5.	NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended March 31, 2024 and March 31, 2023 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
3/31/2024	Income	Capital Gains	Capital	Total
Hodges Fund	$—	$1,229,355	$—	$1,229,355
Small Cap Fund	—	8,339,289	—	8,339,289
Small Intrinsic Value Fund	—	26,803	—	26,803
Blue Chip Equity Income Fund	257,271	—	—	257,271

For fiscal year ended	Ordinary	Long-Term	Return of
3/31/2023	Income	Capital Gains	Capital	Total
Hodges Fund	$685,796	$—	$—	$685,796
Small Cap Fund	—	10,589,894	—	10,589,894
Small Intrinsic Value Fund	458,488	508,617	—	967,105
Blue Chip Equity Income Fund	401,923	1,816,609	—	2,218,532

As of March 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Hodges Fund	$43,887	$3,993,017	$—	$—	$(148,510)	$72,287,886	$76,176,280
Small Cap Fund	—	15,845,074	(154,897)	—	—	71,637,119	87,327,296
Small Intrinsic Value Fund	—	790,795	(17,193)	—	—	12,298,657	13,072,259
Blue Chip Equity Income Fund	16,524	316,516	—	—	—	16,387,335	16,720,375

The difference between book basis and tax basis undistributed net investment income/(losses), accumulated net realized gains/(losses), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Hodges Fund	$—
Small Cap Fund	154,897
Small Intrinsic Value Fund	17,193
Blue Chip Equity Income Fund	—

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

At March 31, 2024, the Funds utilized capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carry Forward
Fund	Short-Term	Long-Term	Total	Utilized
Hodges Fund	$—	$—	$—	$—
Small Cap Fund	—	—	—	—
Small Intrinsic Value Fund	—	—	—	—
Blue Chip Equity Income Fund	—	—	—	780,021

During the fiscal year ended March 31, 2024, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses and the use of tax equalization credits resulted in reclassifications for the tax year ended March 31, 2024, as follows:

	Paid In	Accumulated
	Capital	Earnings/(Losses)
Hodges Fund	$191,130	$(191,130)
Small Cap Fund	1,643,116	(1,643,116)
Small Intrinsic Value Fund	(48,159)	48,159
Blue Chip Equity Income Fund	12,053	(12,053)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at March 31, 2024, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Hodges Fund	$113,815,031	$75,661,490	$(3,373,604)	$72,287,886
Small Cap Fund	116,657,416	74,074,517	(2,437,398)	71,637,119
Small Intrinsic Value Fund	51,444,741	13,787,381	(1,488,724)	12,298,657
Blue Chip Equity Income Fund	25,007,008	16,406,632	(19,297)	16,387,335

Hodges Mutual Funds
Notes to Financial Statements (Continued)
March 31, 2024

7.	CREDIT FACILITY

Prior to September 22, 2023, U.S. Bank N.A. is the Funds’ custodian and made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the period ended September 22, 2023, was as follows:

	Hodges	Small Cap	Small Intrinsic	Blue Chip Equity
	Fund	Fund	Value Fund	Income Fund
Maximum available credit	$20,000,000	$30,000,000	$1,000,000	$2,000,000
Largest amount outstanding on an individual day	1,281,000	208,000	—	2,000
Average balance when in use	269,091	75,684	—	1,500
Average interest rate when in use	8.48%	8.36%	—	8.25%

Interest expense for the year ended March 31, 2024, is disclosed in the Statements of Operations, if applicable.

8.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, and Hodges Blue Chip Equity Income Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”) (formerly each a series of Professionally Management Portfolios), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2024

Hodges Mutual Funds
Expense Examples (Unaudited)
March 31, 2024

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, and Hodges Blue Chip Equity Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expenses Paid During Period*
Hodges Fund - Retail Class (HDPMX)	1.18%	$1,000.00	$1,249.30	$6.64
Small Cap Fund - Retail Class (HDPSX)	1.34%	$1,000.00	$1,201.70	$7.38
Small Cap Fund - Institutional Class (HDSIX)	1.09%	$1,000.00	$1,203.60	$6.00
Small Intrinsic Value Fund - Retail Class (HDSVX)	1.29%	$1,000.00	$1,177.90	$7.02
Blue Chip Equity Income Fund - Retail Class (HDPBX)	1.30%	$1,000.00	$1,218.10	$7.21

			Hypothetical
			(5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expenses Paid During Period*
Hodges Fund - Retail Class (HDPMX)	1.18%	$1,000.00	$1,019.10	$5.96
Small Cap Fund - Retail Class (HDPSX)	1.34%	$1,000.00	$1,018.30	$6.76
Small Cap Fund - Institutional Class (HDSIX)	1.09%	$1,000.00	$1,019.55	$5.50
Small Intrinsic Value Fund - Retail Class (HDSVX)	1.29%	$1,000.00	$1,018.55	$6.51
Blue Chip Equity Income Fund - Retail Class (HDPBX)	1.30%	$1,000.00	$1,018.50	$6.56

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Hodges Mutual Funds
Approval of Investment Advisory Agreement (Unaudited)
March 31, 2024

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 25 and 26, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Hodges Investment Advisory Agreement”) between Hodges Capital Management, Inc. (“Hodges”) and the Trust, on behalf of the Hodges Fund, Hodges Blue Chip Equity Income Fund, Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund (each a “Fund” and collectively the “Funds”), each new series of the Trust formed to acquire all the assets and liabilities of the, Hodges Fund, Hodges Blue Chip Equity Income Fund, Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund (each a “Target Fund” and collectively the “Target Funds”), each series of Professionally Managed Portfolios and managed by Hodges.

Based on their evaluation of the information provided by Hodges, in conjunction with each Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Hodges Investment Advisory Agreement with respect to each Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Hodges Investment Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Hodges Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Hodges Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Hodges (including due diligence questionnaires completed by Hodges, select financial information of Hodges, bibliographic information regarding Hodges’ key management and investment advisory personnel, and comparative fee information relating to each Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Hodges Investment Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Hodges Investment Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Hodges Investment Advisory Agreement. In considering the approval of the Hodges Investment Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Hodges related to the proposed approval of the Hodges Investment Advisory Agreement with respect to each of the Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of Hodges’ compliance infrastructure and the experience of its investment advisory personnel. The Board noted that Hodges was an experienced investment adviser with seasoned senior management and that the performance of each Target Fund supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representatives of Hodges with respect to a series of important questions, including: whether Hodges was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to each of the Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether Hodges’ CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under Hodges’ compliance program. The Board reviewed the information provided on the practices for monitoring compliance with each of the Fund’s investment limitations and discussed Hodges’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust confirmed that Hodges’ policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted Hodges’

LEGAL02/43721493v4

Hodges Mutual Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)
March 31, 2024

representation that the prospectus and statement of additional information accurately describe the investment strategies of each of the Funds. The Board then reviewed the capitalization of Hodges based on financial information provided by and representations made by Hodges and its representatives and concluded that Hodges was sufficiently well-capitalized in order to meet its obligations to each of the Funds. The Board concluded that Hodges had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Hodges Investment Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Hodges to each of the Funds were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended December 31, 2022, for each Target Fund. With respect to the Target Hodges Blue Chip Equity Income Fund, the Board noted that it out performed its peer group median, Morningstar category median and benchmark, the Russell 1000 TR USD Index, for the one year period, modestly underperformed its peer group median but outperformed the Morningstar category median and benchmark for the three year period, outperformed the Morningstar category median, but underperformed the peer group median and benchmark for the five year period, and underperformed the peer group median, Morningstar category median and benchmark for the since inception period.

The Board reviewed the performance of the Target Hodges Fund noting that it underperformed its peer group median, Morningstar category median and benchmark, the S&P 500 TR USD Index, for the one and five year periods, outperformed the peer group median, Morningstar category median and benchmark for the three year period, and matched the peer group median, but modestly underperformed the Morningstar category median and benchmark for the since inception period.

The Board reviewed the performance of the Target Hodges Small Cap Fund noting that it outperformed its peer group median, Morningstar category and benchmark, the Russell 2000 TR USD Index, for the one year, three year, five year and since inception periods.

The Board reviewed the performance of the Target Hodges Small Intrinsic Value Fund noting that it outperformed its peer group median, Morningstar category and benchmark, the Russell 2000 Val USD Index, for the one year, three year, five year and since inception periods.

After further discussion, the Board concluded that the performance of each of the Target Funds was acceptable.

Fees and Expenses. As to the costs of the services provided by Hodges, the Board reviewed and discussed each of the Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee for Hodges Blue Chip Equity Income Fund and Hodges Small Cap Fund each matched the peer group median; for the Hodges Small Intrinsic Value Fund was slightly above the peer group median, and the Hodges Fund was the near the high end of its peer group but was not the highest in either its peer group or Morningstar category.

The Board then reviewed the contractual arrangements for each of the Funds, which stated that Hodges had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2025, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.18% of the Hodges Fund’s average annual net assets for Retail Class shares; 1.30% of Hodges Blue Chip Equity Income Fund’s average annual net assets for Retail shares; 1.15% and 1.40% of Hodges Small Cap Fund’s average annual net assets for Institutional Class and Retail Class, respectively, and 1.29% of Hodges Small Intrinsic Value Fund’s average annual net assets for Retail Class shares. The Board found such arrangements to be beneficial to shareholders. The Board concluded that based on Hodges’ experience, expertise and services to be provided to the Funds, the advisory fee charged by Hodges for each Fund, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Hodges with respect to each of the Funds based on profitability reports and profitability analyses provided by Hodges with respect to each Fund. The Board also reviewed the selected financial information of Hodges provided by Hodges. After review and discussion, the Board concluded that the anticipated profit from Hodges’ relationship with each of the Funds was not excessive.

Hodges Mutual Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)
March 31, 2024

Economies of Scale. As to the extent to which each of the Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Funds, and considered Hodges’ expectations for growth, and concluded that additional material economies of scale would likely not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hodges Investment Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Hodges as the Board believed to be reasonably necessary to evaluate the terms of the Hodges Investment Advisory Agreement and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Fund that (a) the terms of the Hodges Investment Advisory Agreement are reasonable; (b) the advisory fees are not unreasonable; and (c) the Hodges Investment Advisory Agreement is in the best interests of each Fund and its respective shareholders. In considering the approval of the Hodges Investment Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Hodges Investment Advisory Agreement was in the best interests of each Fund and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Hodges Investment Advisory Agreement.

At a subsequent special meeting of the Board held on May 23, 2023, the Board adopted a modified expense limitation agreement (the “Modified Expense Limit Agreement”). The new expense limits (“New Expense Caps”) adopted in May were at the following annual rates: 0.93% of the Hodges Fund’s average daily net assets; 1.05% of Hodges Blue Chip Equity Income Fund’s average daily net assets; 1.15% of Hodges Small Cap Fund’s average daily net assets, and 1.04% of Hodges Small Intrinsic Value Fund’s average daily net assets. As the expense limits adopted at the January Board meeting (“Original Expense Caps”) were inclusive of distribution and/or shareholder servicing fees, the expense limits adopted in May were exclusive of such fees. Accordingly, the net effect of the Original Expense Caps and Modified Expense Caps are substantively identical.

SHAREHOLDER MEETING

The Board of Trustees of Professionally Managed Portfolios (the “PMP”) held a Special Meeting of the Shareholders of the Hodges Fund, Hodges Blue Chip Equity Income Fund on August 30, 2023 and as in the case of the Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund on September 20, 2023, for the purpose of approving an Agreement and Plan of Reorganization, under which each of the Hodges Fund, Hodges Blue Chip Equity Income Fund, Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund (collectively, the “PMP Funds”) would be reorganized as the Hodges Fund, Hodges Blue Chip Equity Income Fund, Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund, each a newly created series of Northern Lights Fund Trust II (collectively the “NLFT II Funds”).

At the close of business July 7, 2023, the record date for the Special Meeting of Shareholders, there were the total number of issued and outstanding shares of each Target Fund was as follows:

Target Funds	Total Shares Outstanding
Hodges Fund	2,854,718.914
Hodges Small Cap Fund Retail Class	7,000,324.951
Hodges Small Cap Fund Institutional Class	1,788,487.254
Hodges Small Intrinsic Value Fund	2,383,360.693
Hodges Blue Chip Equity Income Fund	1,549,413.618

Hodges Mutual Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)
March 31, 2024

Accordingly, shares represented in person and by proxy at the Special Meeting held on August 30, 2023 for the Hodges Fund and Hodges Blue Chip Equity Income Fund equaled 50.22% and 55.80%, respectively, of the outstanding shares of the respective Fund. Shares represented in person and by proxy at the Special Meeting held on September 20, 2023 for the Hodges Small Cap Fund and Hodges Small Intrinsic Value Fund equaled 50.77% and 51.18%, respectively, of the outstanding shares of the respective Fund Therefore, a quorum was present for the Funds.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

Hodges Fund
For Approval: 1,375,422 shares voted
Against Approval: 28.026 shares voted
Abstained: 30,278 shares voted

Hodges Blue Chip Equity Income Fund
For Approval: 851,067 shares voted
Against Approval: 10,531 shares voted
Abstained: 2,946 shares voted

Hodges Small Cap Fund
For Approval: 3,620,189 shares voted
Against Approval: 119,506 shares voted
Abstained: 722,625 shares voted

Hodges Small Intrinsic Value Fund
For Approval: 1,113,225 shares voted
Against Approval: 3,304 shares voted
Abstained: 103,354 shares voted

Hodges Mutual Funds

Supplemental Information (Unaudited)

March 31, 2024

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	4	NONE
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010); President, TTS Associates, Inc. (financial services) (since December 2022).	4	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	4

Director, Member of the

Compensation Committee and

Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and

Member of the Audit Committee of the Wildermuth Endowment

Strategy Fund

Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	4	NONE

Hodges Mutual Funds

Supplemental Information (Unaudited)(Continued)

March 31, 2024

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of March 31, 2024, the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds, and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-811-0224.

Hodges Mutual Funds

Information About Proxy Voting (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (866) 811-0224.

Information About Householding (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 811-0224. We will begin sending you individual copies thirty days after receiving your request. This policy does not apply to account statements.

Information About The Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Annual Report | March 31, 2024

Fund	Retail Class Shares	Institutional Class Shares
Hodges Fund
Ticker Symbol	HDPMX	N/A
CUSIP	664925104	N/A
Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	664925203	664925302
Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	664925500	N/A
Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	664925401	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
Hodges Capital Management, Inc.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S Bank N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT, AND FUND ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street, Omaha, Nebraska 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller, & Baker LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Alston & Bird LLP
950 F Street NW, Washington DC 20004

Hodges-AR-24

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 - $64,000

2023 - $84,800

2022 - $77,600

(b)	Audit-Related Fees

2024 - None

2023 - None

2022 - None

(c)	Tax Fees

2024 - $11,000

2023 - $11,600

2022 - $11,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 - None

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2024      2023       2022

Audit-Related Fees:       0.00%    0.00%    0.00%

Tax Fees:                      0.00%    0.00%    0.00%

All Other Fees:              0.00%    0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $11,000

2023 - $11,600

2022 - $11,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/7/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/7/24

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 6/7/24